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                                                                  EXHIBIT 10.15

CERTIFICATE OF COPYRIGHT REGISTRATION             FORM VA
                                                  UNITED STATES COPYRIGHT OFFICE
                                                  VA 334-469

                        This Certificate issued under the seal of the Copyright
                        Office in accordance with title 17, United States Code,
[OFFICIAL SEAL]         attests that copyright registration has been made for
                        the work identified below. The information in this certificate has been made a part of the Copyright
                        Office records.


                          EFFECTIVE DATE OF REGISTRATION       1     23     89
                                                             ------------------
                                                             Month   Day   Year


                                                 /s/ [ILLEGIBLE]
                                                 ------------------------------
                                                 REGISTER OF COPYRIGHTS
                                                 UNITED STATES OF AMERICA

DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.

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1  TITLE OF THIS WORK      NATURE OF THIS WORK. See instructions

   COLECCIONES DE RAQUEL COLOR COLLECTION BROCHURE         LITHOGRAPHIC PRINT
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PREVIOUS OR ALTERNATIVE TITLES
   NONE
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PUBLICATION AS A CONTRIBUTION  If this work was published as a contribution to a periodical, serial, or collection, give information about the collective
work in which the contribution appeared.   Title of Collective Work.

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If published in a periodical or serial give
                                       Volume    Number   Issue Date   On Pages

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2  NOTE

NAME OF AUTHOR                                         DATES OF BIRTH AND DEATH
                                  Employer for hire    Year Born      Year Died
a   COLECCIONES DE RAQUEL, INC.   of Raquel Zepeda       1951
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Was this contribution to the work a "work made for hire"?      Yes /x/   No / /

AUTHOR'S NATIONALITY OR DOMICILE
Name of Country  Citizen of  UNITED STATES   OR   Domiciled in  UNITED STATES
                             -------------                      -------------
WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
Anonymous?     / / Yes    No / /     If the answer to either of these questions
Pseudonymous?  / / Yes    No / /     is "Yes," see detailed instructions.
-------------------------------------------------------------------------------
NATURE OF AUTHORSHIP
Briefly describe nature of the material created by this author in which copyright is claimed.
      Text and Artwork
*******************************************************************************
NAME OF AUTHOR                                         DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died
b
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Was this contribution to the work a "work made for hire"?      Yes / /   No / /

AUTHOR'S NATIONALITY OR DOMICILE
Name of Country  Citizen of _______________   OR   Domiciled in _______________

WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
Anonymous?     / / Yes    No / /     If the answer to either of these questions
Pseudonymous?  / / Yes    No / /     is "Yes," see detailed instructions.
-------------------------------------------------------------------------------
NATURE OF AUTHORSHIP
Briefly describe nature of the material created by this author in which copyright is claimed.

*******************************************************************************
NAME OF AUTHOR                                         DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died
c
-------------------------------------------------------------------------------
Was this contribution to the work a "work made for hire"?      Yes / /   No / /

AUTHOR'S NATIONALITY OR DOMICILE
Name of Country  Citizen of _______________   OR   Domiciled in _______________

WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
Anonymous?     / / Yes    No / /     If the answer to either of these questions
Pseudonymous?  / / Yes    No / /     is "Yes," see detailed instructions.
-------------------------------------------------------------------------------
NATURE OF AUTHORSHIP
Briefly describe nature of the material created by this author in which copyright is claimed.

==============================================================================

3  YEAR IN WHICH CREATION OF THIS WORK WAS COMPLETED    1988
                                                        ----
This information must be given in all cases.

DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
Complete this information            12      23     88               U.S.A.
ONLY if this work has              -------------------------------------------
been published.                    Month    Day    Year              Nation

==============================================================================

4 SEE INSTRUCTIONS BEFORE COMPLETING THIS SPACE.      /  APPLICATION RECEIVED
                                                      /  JAN. 23, 1989
COPYRIGHT CLAIMANT(S)                                 /  ---------------------
Name and address must be given even if the claimant   /  ONE DEPOSIT RECEIVED
is the same as the author given in space 2.           /
                                                      /  JAN. 23, 1989
Colecciones de Raquel, Inc.                           /  ---------------------
9903 Santa Monica Blvd,. #477                         /  TWO DEPOSITS RECEIVED
Beverly Hills, California 90212                       /
                                                      /  ---------------------
--------------------------------------------------    /  REMITTANCE NUMBER
TRANSFER If the claimant(s) named here in space 4     /  AND DATE
are different from the author(s) named in space 2,    /
give a brief statement of how the claimant(s)         /    DO NOT WRITE HERE
obtained ownership of the copyright.                  /     OFFICE USE ONLY

==============================================================================

MORE ON BACK  - Complete all applicable spaces (numbers 5-9) on the reverse side of this page.
              - See detailed instructions        - Sign the form at line 8.



                                                            DO NOT WRITE HERE
                                                            Page 1 of 2 pages


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                                   ============================================
                                   EXAMINED BY                        FORM VA
                                   [ILLEGIBLE]
                                   ----------------------------
                                   CHECKED BY
                                       DE
                                   ****************************
                                   / / CORRESPONDENCE                    FOR
                                       Yes                            COPYRIGHT
                                   ****************************         OFFICE
                                   / / DEPOSIT ACCOUNT                   USE
                                       FUNDS USED                       ONLY
                                   ********************************************

DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.

==============================================================================

5  PREVIOUS REGISTRATION

Has registration for this work, or for an earlier version of this work, already been made in the Copyright Office?

/ / Yes   /x/ No   If your answer is "Yes," why is another registration being sought? (Check appropriate box)

/x/ This is the first published edition of a work previously registered in unpublished form.

/x/ This is the first application submitted by this author as copyright claimant.

/ / This is a changed version of the work, as shown by space 6 on this application.

If your answer is "Yes," give Previous Registration Number _______________ Year of Registration _____________

==============================================================================

6 SEE INSTRUCTIONS BEFORE COMPLETING THIS SPACE.

DERIVATIVE WORK OR COMPILATION Complete both space 6a and 6b for a derivative work, complete only 6b for a compilation.

a. Preexisting Material. Identify any preexisting work or works that this work is based on or incorporates.

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b.  Material Added to This Work. Give a brief, general statement of the material that has been added to this work and in which copyright is claimed.

-------------------------------------------------------------------------------

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==============================================================================

7 DEPOSIT ACCOUNT

If the registration fee is to be charged to a Deposit Account established in the Copyright Office, give name and number of Account.

Name                                     Account Number

--------------------------------------   --------------------------------------
*******************************************************************************

CORRESPONDENCE

Give name and address to which correspondence about this application should be sent. Name/Address/Apt./City/State/Zip

     Raquel Zepeda-Levine, General Manager
     Colecciones de Raquel, Inc.                                 Be sure to
     9903 Santa Monica Blvd., # 477                            give your
     Beverly Hills, CA 90212                                    daytime phone
Area Code & Telephone Number   (213) 656-2673                       number
                               (213) 201-6000 x 306
==============================================================================

8  CERTIFICATION*

I, the undersigned, hereby certify that I am the

Check only one

/ /  author
/ /  other copyright claimant
/ /  owner of exclusive right(s)

/X/  authorized agent of            Colecciones de Raquel
                         -----------------------------------------------
                         Name of author or other copyright claimant or owner of exclusive right(s)

of the work identified in this application and that the statements made by me in this application are current to the best of my knowledge.

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Typed or printed name and date. If this is a published work, this date must be the same as or later than the date of publication given in space 3.

      By  RAQUEL ZEPEDA-LEVINE                          Date 12/23/1988
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*******************************************************************************
[FIST]   Handwritten signature (X)

                          /s/  RAQUEL ZEPEDA-LEVINE
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==============================================================================

9

MAIL CERTIFICATE TO
Certificate will be mailed in window envelope

Name/Number/Street/Apartment Number

       COLECCIONES DE RAQUEL, INC.
       9903 Santa Monica Blvd., # 477
       Beverly Hills, CA 90212

Have you:
  - Completed all necessary spaces?
  - Signed your application in space 8?
  - Enclosed check or money order for $10 payable to REGISTER OF COPYRIGHTS?
  - Enclosed your deposit material with the application and fee?

MAIL TO:
  Register of Copyrights,
  Library of Congress,
  Washington, D.C. 20559

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* 17 U.S.C. [Section] 506(e): Any person who knowingly makes a false representation of a material fact in the application for copyright registration provided for by Section 409, or in any written statement filed in connection with the application, shall be fined not more than $2,500.

*U.S. GOVERNMENT PRINTING OFFICE: 1987  181--531/40.018   February 1987--100.000